SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2007

UNIVISION COMMUNICATIONS INC.

(Exact name of registrant as specified in charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12223 (Commission File Number)	95-4398884 (IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 3050
Los Angeles, CA 90067

 (Address of principal executive offices)

(310) 556-7676

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In light of the fact that nonpublic information about Univision Communications Inc. (the “Company”) is being provided on behalf of the Company to certain financial institutions in connection with the marketing of credit facilities  to finance the acquisition of the Company by entities owned by an investment consortium, the Company is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1, which information is incorporated by reference herein.  This information, which has not been previously reported, is excerpted from marketing materials disseminated in connection with the syndication of the credit facilities.

The information included herein, including Exhibit 99.1, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Exhibit No.	Description
99.1	Excerpts from Information Memorandum provided to potential lenders

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007	UNIVISION COMMUNICATIONS INC.

	By:	/s/ Peter H. Lori
Name: Peter H. Lori
Title: Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Date of Report: February 9, 2007

Exhibit No.	Description
99.1	Excerpts from Information Memorandum provided to potential lenders